                               A G R E E M E N T

THIS AGREEMENT is made and entered into this ____ day of September 1997 by and between Georgia Public Television (GPTC) and the American Artists Film Corporation (AAF), a corporation doing business in the state of Georgia.

                                R E C I T A L S

1 - AAF is a development and production company in the business of producing feature length motion pictures and video and television programs for worldwide distribution in all media with certain connections to Robert Johnson and Marion Woodman.

2 - GPTC is an operating division of the Georgia Public Telecommunications Commission, a public corporation and political instrumentally of the State of Georgia.

3 - AAF and GPTC wish to enter into an agreement to produce a series of programs featuring the ideas and opinions of Robert Johnson and Marion Woodman.

                                  A G R E E D

1 - AAF agrees to provide all production services, including but not limited to Producers, director, writer, and sound recording for a period of five days from October 12th through October 16th in order to create the programming.

2 - AAF will coordinate with Robert Johnson and Marion Woodman to appear in the program.

3 - Any fees due Robert Johnson or Marion Woodman or any costs associated with their travel will be paid by AAF or one of their associates. Their lodging will be paid by AAF.

4 - AAF has also secured through its association with Marie Nygren the use of a certain location, SereneBe Farms, that is available as a location for the filming.

5 - Any hard costs such as tape stock, crew meals, etc. will be paid by AAF.

6 - GPTC agrees to provide the following without direct cash cost to the production:

a - 3 Beta camera packages for the five days of shooting.
b - Lighting equipment for the same five day period.
c - 2 Camera operators for four days. One camera operator for one additional day.
d - Offline editing facilities for a period of six weeks.
e - On line editing for a period of four days.

f - Sound recording and mixing facilities for five days.

7 - Upon the completion of filming, AAF and GPTC will together review the footage and negotiate the best end use of the material recognizing that different programs may be edited to accommodate different needs or markets.

8 - AAF and GPTC agree to share the appropriate credit.

9 - AAF shall be entitled to the right to produce, release, distribute, exploit and market the Program in all markets without limitations and to assign these rights to others as they may so deem after four airings on GPTV or PBS or after three years from the first air date.

10 - For their mutual contributions, AAF and GPTC shall own equal shares of any profits derived from the broadcast or exploitation of these programs from any sales or licensing arrangements or any derivative or indirect or spin off products resulting from these programs in all media worldwide.

11 - Production costs will be recouped prior to the disbursement of profits. GPTC's budget of it's in-kind contribution to the project is attached as Exhibit
A. AAFC's budget of value contributed will be finalized and attached as an addendum at the completion of editing. No other costs will be allowed as deductions against profits.

13 - AAF and GPTC will jointly own the program in perpetuity.

14 - Both parties assert that they have the right to enter into this agreement and that there are no known liens prohibiting against either party.

If the above commemorates your understanding please signify so by signing below.


 /s/ Rex Hauck
---------------------------------            ---------------
American Film Artists Corporation

 /s/ Frank Bugg
---------------------------------            ---------------
Georgia Public Television

                 GEORGIA PUBLIC TELECOMMUNICATIONS COMMISSION
                                PROJECT BUDGET
--------------------------------------------------------------------------------

PROJECT TITLE:  Robert Johnson
PROJECT #                                       DATE:  23-Sep-97
CLIENT:
PRODUCER:GPTV/AAF                         DEPARTMENT:
PROGRAM LENGTH: One hour                    AIR DATE:
# OF SHOWS: TBD                                 TIME:

Description of Project:
--------------------------------------------------------------------------------
|Conversation with Robert Johnson & Marion Woodman to be used as a fund raising|
|program.                                                                      |
--------------------------------------------------------------------------------

REVENUE:
 Source:                                        Amount:
                --------------------------              ------------------
                --------------------------              ------------------
                --------------------------              ------------------

BUDGET SUMMARY:         Direct Cost      In-house Cost          Total Cost
                        -----------      -------------          ----------

Personnel                         0              4,377               4,377
Travel and Expenses             260                                    260
Other Operating Costs             0                                      0
In-house Equipment                              50,270              50,270
Rental Equipment                  0                                      0
Tape Stock                        0                                      0
Auto Expense                                         0                   0
Talent and Rights                 0                                      0
Telecommunications                0                                      0
Promotion and Publicity                                                  0
Closed Captioning                 0                                      0
                        --------------------------------------------------
TOTALS                          260             54,647              54,907

APPROVALS:

                            Producer, GPTV
---------------------------

                            VP Programming, Kent Steele
---------------------------

                            VP Administrative Services, Rick Cramer
---------------------------

                            Deputy Director, Frank Bugg
---------------------------

============================= =====     =======    =====     =========
PRODUCTION STAFF PERSONNEL
----------------------------- -----     -------    -----     ---------
Executive Producer(KD)            1      7 DAYS      336      2,352.00
Producer                          1      0 DAYS      240          0.00
Director                          0      0 DAYS      192          0.00
Producer/Director                 0      0 DAYS      240          0.00
Associate Producer                0      0 DAYS      192          0.00
Associate Director                0      0 DAYS      144          0.00
Assistant Producer                0      0 DAYS        0          0.00
Assistant Director                0      0 DAYS        0          0.00
===================================
ENGINEERING STAFF PERSONNEL
-----------------------------------------------
Tech. Director/Switcher           0      0 DAYS      172          0.00
Lighting Director                 0      0 DAYS      172          0.00
Engineer in Charge                0      0 DAYS      240          0.00
Maintenance Engineer              0      0 DAYS      192          0.00
Tape Operator                     0      0 DAYS      172          0.00
Audio Operator                    0      0 DAYS      172          0.00
Set Designer                      0      0 DAYS      144          0.00
Carpenter                         0      0 DAYS      144          0.00
Electronic Artist                 1      0 DAYS      153          0.00
Videographer                      2      4 DAYS      225      1,800.00
Videographer                      1      1 DAYS      225        225.00
On-Line Editor                    1      0 DAYS      192          0.00
Font Operator                     1      0 DAYS      153          0.00

                              SUBTOTAL          4,377
                                                2,352 (PRODUCTION STAFF)
COMMENTS:                                       2,025 (ENGINEERING STAFF)
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
--------------------------------------------------------------------------------
PROJECT TITLE: Robert Johnso

CONSULTANTS                   PEOP      #  PER     CONTRACT    TOTAL

FREELANCE PRODUCTION STAFF:

----------------------------- -----     -------    -----     ---------
Executive Producer                0      0 DAYS        0          0.00
Producer                          0      0 DAYS        0          0.00
Director                          0      0 DAYS        0          0.00
Music Supervisor                  0      0 DAYS        0          0.00
Production Assistant              0      0 DAYS        0          0.00
Assistant Producer                0      0 DAYS        0          0.00
Assistant Director                0      0 DAYS        0          0.00


FREELANCE TECHNICAL STAFF:

Videographer                      1      0 DAYS         350       0.00
Field Audio                       1      0 DAYS         150       0.00
Unit Manager                      0      0 DAYS           0       0.00
Engineer in Charge                0      0 DAYS           0       0.00
Camera Operators                  0      0 DAYS         100       0.00
Video Operator                    0      0 DAYS         200       0.00
Tape Operator                     0      0 DAYS         200       0.00
Remote Setup                      0      0 DAYS         125       0.00
Cable Puller                      0      0 DAYS          75       0.00
Cam-Mate Operator                 0      0 DAYS         450       0.00
Audio Director                    0      0 DAYS         200       0.00
Audio Assist (A2)                 0      0 DAYS         150       0.00
Prompter Operator                 0      0 DAYS         100       0.00
Floor Director                    0      0 DAYS         125       0.00
Make-up Artist                    0      0 DAYS         300       0.00
Driver                            0      0 ROUND TRIP   260       0.00

                               SUBTOTAL            0
                                                   0 (Production Consultants)
                                                   0 (Engineering Consultants)
COMMENTS:
________________________________________________________________________________
|                                                                              |
|                                                                              |
________________________________________________________________________________

PROJECT TITLE: Robert Johnson

PRODUCTION STAFF TRAVEL
                            People      #  PER      COST       TOTAL
----------------------------- -----     -------    -----     ---------
Airline Tickets                   0      0 TRIPS       0          0.00
Hotel Room                        0      0 DAYS        0          0.00
Meal Per Diem                     1      5 DAYS       10         50.00
Mileage/Tolls/Parking             1      5 DAYS       10         50.00
Rental Car                        0      0 DAYS        0          0.00

                               SUBTOTAL            100

ENG. STAFF TRAVEL
                            People      #  PER      COST       TOTAL
----------------------------- -----     -------    -----     --------
Airline Tickets                   0      0 TRIPS       0          0.00
Hotel Room                        0      0 DAYS        0          0.00
Meal Per Diem                     2      4 DAYS       10         80.00
Mileage/Tolls/Parking             2      4 DAYS       10         80.00
Rental Car                        0      0 DAYS        0          0.00

                               SUBTOTAL            160

PROD CONSULTANTS TRAVEL
                            People      #  PER      COST       TOTAL
----------------------------- -----     -------    -----     ---------
Airline Tickets                   0      0 TRIPS       0          0.00
Hotel Room                        0      0 DAYS       50          0.00
Meal Per Diem                     0      0 DAYS       25          0.00
Mileage/Tolls/Parking             0      0 DAYS        0          0.00
Rental Car                        0      0 DAYS        0          0.00

                               SUBTOTAL            0

ENG. CONSULTANTS TRAVEL
                            People      #  PER      COST       TOTAL
----------------------------- -----     -------    -----     ---------
Airline Tickets                   0      0 TRIPS       0          0.00
Hotel Room                        0      0 DAYS        0          0.00
Meal Per Diem                     0      0 DAYS        0          0.00
Mileage/Tolls/Parking             0      0 DAYS        0          0.00
Rental Car                        0      0 DAYS        0          0.00

                               SUBTOTAL            0

                               TRAVEL TOTAL=
                                               260

--------------------------------------------
CLOSED CAPTIONING                        0 PROGRAM     0          0.00

INHOUSE
STUDIO AND FIELD EQUIPMENT
                             UNITS      #  PER         COST       TOTAL
----------------------------- -----     -------       -----    ---------
REMOTE TRUCK                             0 DAYS       1,200       0.00
STUDIO COMPLETE PKG                      0 DAYS       3,000       0.00
STUDIO BARE                              0 DAYS         480       0.00
TV CONTROL ROOM                          0 DAYS         192       0.00
AUDIO POST SUITE                         5 DAYS         250   1,250.00
IKEGAMI 357                       0      0 DAYS         600       0.00
IKEGAMI 79                        0      0 DAYS         600       0.00
IKEGAMI SP55                      3      5 DAYS         900  13,500.00
IKEGAMI 730A                      0      0 DAYS         300       0.00
BETA 3 CAMERA                     0      0 DAYS         600       0.00
1 INCH VTR                        0      0 DAYS         600       0.00
3/4" VCR                          0      0 DAYS         120       0.00
BETA SP VCR                       0      0 DAYS         600       0.00
1/2" VHS                          0      0 DAYS          72       0.00
1" EDIT SUITE                            0 DAYS       2,880       0.00
SP EDIT SUITE                            4 DAYS       2,880  11,520.00
SP EDIT STATION                         30 DAYS         720  21,600.00
BETA STATION                             0 DAYS         240       0.00
3/4" EDIT STATION                        0 DAYS         180       0.00
AURORA                                   0 DAYS         180       0.00
COLOR GRAPHICS                           5 DAYS         480   2,400.00
CHYRON                                   0 DAYS         600       0.00
VIDIFONT                                 0 DAYS          96       0.00
3M                                       0 DAYS         144       0.00
BETA SP55 DECK                           0 DAYS         360       0.00
INTERACTIVE TELEPHONES                   0 HOURS         90       0.00

                               SUBTOTAL            50,270


EQUIPMENT - RENTAL/BUY                  #  PER          COST      TOTAL
----------------------------- -----     -------        -----   ---------
SET MATERIAL ESTIMATE                    0 FLAT           0       0.00
RENTAL FURNITURE                         0 DAYS           0       0.00
PROPS                                    0 DAYS           0       0.00
RENTAL JIB ARM                           0 DAYS          25       0.00
PURCHASE FILTERS                         0 FILTERS        0       0.00
RENTAL                                   0 AMOUNT         0       0.00
CAM MATE SYSTEM                          0 DAYS           0       0.00
OTHER                                    0 DAYS           0       0.00

                                  SUBTOTAL           0

COMMENTS:
________________________________________________________________________________
|                                                                              |
|                                                                              |
________________________________________________________________________________

PROJECT TITLE: Robert Johnson

TAPE STOCK                              #  PER      COST       TOTAL
----------------------------- -----     -------    -----     ---------
120 MINUTE 1"                            0 EACH      144          0.00
90 MINUTE 1"                             0 EACH       90          0.00
60 MINUTE 1"                             5 EACH       54          0.00
30 MINUTE 1"                             5 EACH       42          0.00
90 MINUTE BETA SP                        0 EACH       54          0.00
60 MINUTE BETA SP                        0 EACH       36          0.00
30 MINUTE BETA SP                        0 EACH       30          0.00
30 MINUTE BETA SP FIELD                  0 EACH       30          0.00
160 MINUTE VHS                           0 EACH        6          0.00
120 MINUTE VHS                           0 EACH        4          0.00
60 MINUTE VHS                            0 EACH        4          0.00
30 MINUTE VHS                            0 EACH        3          0.00
60 MINUTE 3/4"                           0 EACH       18          0.00
30 MINUTE 3/4"                           0 EACH       13          0.00
20 MINUTE 3/4"                           0 EACH       11          0.00

                               SUBTOTAL            0

TALENT FEES                                         COST       TOTAL
----------------------------- -----     -------    -----     --------
HOST                                     0 FEES        0          0.00
COMPOSER                                 0 FEES        0          0.00
WRITER                                   0 FEES        0          0.00
NAME                                     0 FEES        0          0.00
NAME                                     0 FEES        0          0.00

                               SUBTOTAL            0

TELECOMMUNICATIONS
-----------------------------
SATELLITE UPLINK/DOWNLINK                0 FEES    1,500          0.00
SATELLITE TRANSPONDER                    0 FEES        0          0.00
TELCO - AUDIO/VIDEO LINES                0 FEES    1,500          0.00
TELCO - TELEPHONE LINES                  0 FEES      327          0.00
OTHER                                    0 FEES        0          0.00

                               SUBTOTAL            0

OTHER OPERATING
EXPENSES                      UNITS     #  PER      COST       TOTAL
----------------------------- -----     -------    -----     ---------
PURCHASE FILTERS                  0      0 AMOUNT      0          0.00
PURCHASE W/A LENS (1/3)           0      0 AMOUNT      0          0.00
PETTY CASH                        0      0 SUM         0          0.00
EQUIPMENT CARTAGE                 0      0 DAYS        0          0.00
MUSIC RIGHTS                             0 FEES        0          0.00
PHOTOGRAPHIC RIGHTS                      0 FEES        0          0.00
TEXT COPYRIGHT                           0 FEES        0          0.00
OTHER                                    0 FEES        0          0.00

                              SUBTOTAL            0